Exhibit 99.1
DemandTec Announces Third Quarter Fiscal Year 2011 Financial Results
SAN MATEO, Calif. — January 6, 2011 — DemandTec, Inc. (NASDAQ: DMAN), the collaborative optimization network for retailers and consumer products companies, today announced financial results for the third quarter of fiscal year 2011 ended November 30, 2010.
“Our financial results for the third quarter of fiscal year 2011 show further evidence of DemandTec providing the leading global retail and consumer product companies with tools to better understand, predict and generate consumer demand,” said Dan Fishback, President and Chief Executive Officer of DemandTec. “As our customers and prospects emerge from the global recession and face the challenge of better understanding their customers, DemandTec is uniquely positioned to provide them with advanced science and the analytic tools necessary to succeed in this highly competitive environment.”
Financial Highlights
Revenue
•	Revenue was $21.7 million in the third quarter of fiscal 2011, an 8% increase from $20.1 million in the third quarter of fiscal 2010 and a 6% increase from $20.4 million in the second quarter of fiscal 2011.
Gross Profit
•	GAAP gross profit was $14.2 million in the third quarter of fiscal 2011, compared to GAAP gross profit of $13.7 million in the third quarter of fiscal 2010.

•	Non-GAAP gross profit, which excludes stock-based compensation expense and amortization of purchased intangibles, was $15.2 million in the third quarter of fiscal 2011, representing a non-GAAP gross margin of 69.9%, compared to $14.6 million in the third quarter of fiscal 2010, which represented a non-GAAP gross margin of 72.5%.
GAAP Operating and Net Loss
•	GAAP loss from operations was $2.1 million in the third quarter of fiscal 2011, compared to a loss from operations of $2.7 million in the third quarter of fiscal 2010.

•	GAAP net loss was $2.1 million, or ($0.07) per share in the third quarter of fiscal 2011, compared to a GAAP net loss of $2.4 million, or ($0.08) per share, in the third quarter of fiscal 2010.
Non-GAAP Operating and Net Income
•	Non-GAAP operating income was $1.2 million in the third quarter of fiscal 2011, which excludes $2.6 million in stock-based compensation expense and $683,000 in amortization of purchased intangible assets, compared to non-GAAP operating income of $1.1 million in the third quarter of fiscal 2010.

•	Non-GAAP net income was $1.2 million, or $0.03 per diluted share, in the third quarter of fiscal 2011, compared to non-GAAP net income of $1.4 million, or $0.04 per diluted share, in the third quarter of fiscal 2010.

Balance Sheet
•	Cash, cash equivalents and marketable securities at the end of the third quarter of fiscal 2011 totaled $71.1 million, compared to $67.7 million at the end of the second quarter of fiscal 2011.

•	The company generated $755,000 in cash flow from operations and invested $480,000 in capital expenditures, resulting in free cash flow of $275,000 in the third quarter of fiscal 2011.
Conference Call Information
DemandTec will host a conference call today, January 6, 2011, at 5:00 p.m. ET (2:00 p.m. PT) to discuss the company’s financial results and financial guidance. Those interested in participating in the call should dial 877-941-2332. A replay of the conference call will be available by calling 303-590-3030 using passcode 4391586 starting at approximately 8:00 p.m. ET on Thursday, January 6, 2011 and ending on Thursday, January 13, 2011. In addition, an archived webcast will be available on the Investor Relations page of the company’s website at http://investor.demandtec.com.
About DemandTec
DemandTec (NASDAQ:DMAN) connects more than 340 retailers and consumer products companies, providing common tools to transact, interact, and collaborate on core merchandising and marketing activities. DemandTec’s software services enable customers to achieve their sales volume, revenue, shopper loyalty, and profitability objectives. DemandTec customers have collaborated on nearly 4 million trade deals. DemandTec software-as-a-service utilizes a science-based platform to model and understand consumer behavior. DemandTec customers include leading retailers and consumer products companies such as Ahold USA, Best Buy, ConAgra Foods, Delhaize America, General Mills, H-E-B Grocery Co., The Home Depot, Hormel Foods, Monoprix, PETCO, Safeway, Sara Lee, Target, Walmart, and WH Smith.
Forward-Looking Statements
This press release contains forward-looking statements regarding DemandTec’s expectations, hopes, plans, intentions or strategies, including statements about the company’s future financial performance, financial condition or results of operations, statements as to the plans of management for future operations, and statements as to management’s beliefs regarding the market’s interest in DemandTec’s solutions. We may, in some cases, use words such as “believes,” “expects,” “anticipates,” “plans,” “estimates,” and similar expressions to identify these forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include changes in our pricing policies or those of our competitors, fluctuations in demand for our software, our ability to develop and implement in a timely manner new software and enhancements that meet customer requirements, any significant changes in the competitive dynamics of our market, including new entrants or substantial discounting of products, general economic conditions in the retail and consumer products markets, the impact of the recent global economic crisis or other adverse economic conditions, and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission (“SEC”). More information about these and other risks that may impact DemandTec’s business are set forth in DemandTec’s Annual Report on Form 10-K, as well as subsequent reports filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements. Any future products, features or related specifications that may be referenced in this release are for information purposes only and are not commitments to deliver any technology or enhancement. DemandTec reserves the right to modify future product plans at any time.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons why management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled “Use of Non-GAAP Financial Measures” as well as the related tables. We anticipate disclosing forward-looking non-GAAP financial information in our conference call to discuss our third quarter of fiscal year 2011 results, including an estimate of non-GAAP operating income and net earnings per share for the fourth quarter and full year fiscal 2011 that excludes stock-based compensation expenses and amortization of purchased intangible assets. We cannot readily estimate our expected stock-based compensation expenses for these future periods, as they depend upon such factors as our future stock price for purposes of computation.
A copy of this press release can be found on the investor relations page of DemandTec’s website at www.demandtec.com.
Investor Contact:
Tim Shanahan
(650) 645-7103
tim.shanahan@demandtec.com
Media Contact:
Armen Najarian
(650) 645-7170
armen.najarian@demandtec.com
DemandTec and the DemandTec logo are registered trademarks of DemandTec, Inc.
Source: DemandTec, Inc. (DMAN)

DemandTec, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	November 30,	February 28,
	2010	2010
	(Unaudited)
Current assets:
Cash and cash equivalents	$16,379	$21,335
Marketable securities	52,863	36,068
Accounts receivable, net of allowances	17,362	13,984
Other current assets	3,751	3,127

Total current assets	90,355	74,514

Marketable securities, non-current	1,860	9,881
Property, equipment and leasehold improvements, net	5,942	4,777
Intangible assets	2,128	4,328
Goodwill	16,599	16,599
Other assets	872	563

Total assets	$117,756	$110,662

Current liabilities:
Accounts payable and accrued expenses	$9,442	$12,441
Deferred revenue, current	47,820	38,462
Notes payable	8	434
Merger consideration payable	—	1,000

Total current liabilities	57,270	52,337

Deferred revenue, non-current	2,217	459
Other long-term liabilities	1,368	928

Stockholders’ equity:
Common stock	156,363	145,629
Accumulated other comprehensive income	558	527
Accumulated deficit	(100,020)	(89,218)

Total stockholders’ equity	56,901	56,938

Total liabilities and stockholders’ equity	$117,756	$110,662

DemandTec, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended November 30,		Nine Months Ended November 30,
	2010	2009	2010	2009
Revenue	$21,670	$20,088	$60,103	$59,429
Cost of revenue	7,468	6,361	21,664	19,365

Gross profit	14,202	13,727	38,439	40,064

Operating expenses:
Research and development	8,011	8,037	23,557	24,190
Sales and marketing	5,629	5,067	17,616	15,912
General and administrative	2,433	2,227	7,273	7,387
Restructuring charges	—	497	—	775
Amortization of purchased intangible assets	217	575	800	1,752

Total operating expenses	16,290	16,403	49,246	50,016

Loss from operations	(2,088)	(2,676)	(10,807)	(9,952)
Other income, net	32	112	110	548

Loss before provision (benefit) for income taxes	(2,056)	(2,564)	(10,697)	(9,404)
Provision (benefit) for income taxes	29	(167)	105	(140)

Net loss	$(2,085)	$(2,397)	$(10,802)	$(9,264)

Net loss per share — basic and diluted	$(0.07)	$(0.08)	$(0.36)	$(0.32)

Weighted average shares used in per share calculation, basic and diluted	30,751	28,914	30,244	28,534

DemandTec, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended November 30,		Nine Months Ended November 30,
	2010	2009	2010	2009
Operating activities:
Net loss	$(2,085)	$(2,397)	$(10,802)	$(9,264)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	866	734	2,434	2,285
Stock-based compensation expense	2,585	2,231	7,665	7,491
Amortization of purchased intangible assets	683	1,041	2,197	3,149
Provision for doubtful accounts	—	25	485	25
Other	100	(83)	47	(69)
Changes in operating assets and liabilities:
Accounts receivable	(4,572)	(9,658)	(4,005)	(3,263)
Prepaid expenses and other current assets	2,050	(281)	(506)	379
Other assets	92	(76)	(310)	(81)
Accounts payable and accrued liabilities	1,045	1,622	(639)	2,108
Accrued compensation	(456)	(611)	(2,004)	(1,683)
Deferred revenue	447	(3,071)	11,116	(10,226)

Net cash provided by (used in) operating activities	755	(10,524)	5,678	(9,149)

Investing activities:
Purchases of property, equipment, and leasehold improvements	(480)	(752)	(3,605)	(1,233)
Purchase of marketable securities	(14,333)	(24,606)	(52,297)	(52,996)
Maturities of marketable securities	14,728	15,620	43,523	55,620
Acquisition of TradePoint	—	—	(426)	—
Acquisition of Connect3	—	—	(900)	(12,544)

Net cash used in investing activities	(85)	(9,738)	(13,705)	(11,153)

Financing activities:
Proceeds from issuance of common stock	3,116	994	4,006	2,381
Payment of employee withholding tax in lieu of issuing common stock	—	—	(937)	—
Payments on notes payable	—	—	—	(1,286)

Net cash provided by financing activities	3,116	994	3,069	1,095

Effect of exchange rate changes on cash and cash equivalents	2	11	2	47

Net increase (decrease) in cash and cash equivalents	3,788	(19,257)	(4,956)	(19,160)
Cash and cash equivalents at beginning of period	12,591	33,669	21,335	33,572

Cash and cash equivalents at end of period	$16,379	$14,412	$16,379	$14,412

DemandTec, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended November 30,		Nine Months Ended November 30,
	2010	2009	2010	2009
GAAP cost of revenue	$7,468	$6,361	$21,664	$19,365
Deduct:
Stock-based compensation	(484)	(377)	(1,312)	(1,318)
Amortization of purchased intangible assets	(466)	(466)	(1,397)	(1,397)

Non-GAAP cost of revenue	$6,518	$5,518	$18,955	$16,650

GAAP gross profit	$14,202	$13,727	$38,439	$40,064
Add back:
Stock-based compensation	484	377	1,312	1,318
Amortization of purchased intangible assets	466	466	1,397	1,397

Non-GAAP gross profit	$15,152	$14,570	$41,148	$42,779

GAAP gross margin	65.5%	68.3%	64.0%	67.4%
Add back:
Stock-based compensation	2.2%	1.9%	2.2%	2.2%
Amortization of purchased intangible assets	2.2%	2.3%	2.3%	2.4%

Non-GAAP gross margin	69.9%	72.5%	68.5%	72.0%

GAAP research and development expense	$8,011	$8,037	$23,557	$24,190
Deduct stock-based compensation	(894)	(784)	(2,443)	(2,588)

Non-GAAP research and development expense	$7,117	$7,253	$21,114	$21,602

GAAP sales and marketing expense	$5,629	$5,067	$17,616	$15,912
Deduct stock-based compensation	(625)	(597)	(2,032)	(1,868)

Non-GAAP sales and marketing expense	$5,004	$4,470	$15,584	$14,044

GAAP general and administrative expense	$2,433	$2,227	$7,273	$7,387
Deduct stock-based compensation	(582)	(473)	(1,878)	(1,717)

Non-GAAP general and administrative expense	$1,851	$1,754	$5,395	$5,670

GAAP total operating expense	$16,290	$16,403	$49,246	$50,016
Deduct:
Stock-based compensation	(2,101)	(1,854)	(6,353)	(6,173)
Restructuring charges	—	(497)	—	(775)
Amortization of purchased intangible assets	(217)	(575)	(800)	(1,752)

Non-GAAP total operating expense	$13,972	$13,477	$42,093	$41,316

GAAP loss from operations	$(2,088)	$(2,676)	$(10,807)	$(9,952)
Add back:
Stock-based compensation	2,585	2,231	7,665	7,491
Restructuring charges	—	497	—	775
Amortization of purchased intangible assets	683	1,041	2,197	3,149

Non-GAAP income (loss) from operations	$1,180	$1,093	$(945)	$1,463

GAAP net loss	$(2,085)	$(2,397)	$(10,802)	$(9,264)
Add back:
Stock-based compensation	2,585	2,231	7,665	7,491
Restructuring charges	—	497	—	775
Amortization of purchased intangible assets	683	1,041	2,197	3,149

Non-GAAP net income (loss)	$1,183	$1,372	$(940)	$2,151

GAAP net loss per share	$(0.07)	$(0.08)	$(0.36)	$(0.32)
Non-GAAP net income (loss) per share	$0.03	$0.04	$(0.03)	$0.07

GAAP weighted average shares outstanding	30,751	28,914	30,244	28,534
Add back dilutive effect of common stock equivalents on non-GAAP net income	3,828	3,779	—	3,932

Non-GAAP weighted average shares outstanding	34,579	32,693	30,244	32,466

GAAP cash flow from operations	$755	$(10,524)	$5,678	$(9,149)
Deduct purchases of property, equipment and leasehold improvements	(480)	(752)	(3,605)	(1,233)

Non-GAAP free cash flow	$275	$(11,276)	$2,073	$(10,382)

Use of Non-GAAP Financial Measures
The accompanying press release dated January 6, 2011 contains non-GAAP financial measures. The above table reconciles the non-GAAP financial measures in the press release to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP measures include non-GAAP cost of revenue, gross profit, gross margin, operating expenses, loss from operations, net income (loss), net income (loss) per share amounts, weighted average shares outstanding, and free cash flow.
Our non-GAAP financial measures exclude costs and expenses for (i) amortization of purchased intangibles, (ii) stock-based compensation and (iii) restructuring charges
     Amortization of Purchased Intangible Assets. In accordance with GAAP, we amortize intangible assets acquired in connection with our company and technology acquisitions over the estimated useful lives of the assets. We exclude the amortization of purchased intangible assets from our non-GAAP financial measures because they (i) result from prior acquisitions, rather than the ongoing operating performance of our business, and (ii) absent additional acquisitions, are expected to decline over time as the remaining carrying amounts of these assets are amortized. We believe excluding these costs helps investors compare our financial performance with that of other companies with different acquisition histories. However, we recognize that amortization costs provide a helpful measure of the financial impact and performance of prior acquisitions and consider our non-GAAP financial measures in conjunction with our GAAP financial results that include amortization costs.
     Stock-Based Compensation Expenses. We exclude stock-based compensation expense associated with equity incentives granted to employees, consultants and non-executive directors in our non-GAAP financial measures. While stock-based compensation is a significant component of our expenses, we believe that investors may wish to exclude the effects of stock-based compensation expense in comparing our financial performance with that of other companies.
     Restructuring Charges. We have excluded restructuring charges associated with a reduction in our workforce, as a result of synergies gained through our acquisition of Connect3 Systems, Inc., and with an office closure in our non-GAAP financial measures for the three month and year to date periods ended November 30, 2009. We have excluded expenses associated with these actions because they are non-recurring and because we believe investors may wish to exclude the effects of these actions in evaluating our financial performance for the three month and year to date periods ended November 30, 2009.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, GAAP financial measures, which should be considered as the primary financial metrics for evaluating our financial performance. Significantly, non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. Instead, they are based on subjective determinations by management designed to supplement our GAAP financial measures. They are subject to a number of important limitations and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP. In addition, our non-GAAP financial measures differ from GAAP measures with the same names, may vary over time and may differ from non-GAAP financial measures with the same or similar names used by other companies. Accordingly, investors should exercise caution when evaluating our non-GAAP financial measures.